_____________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 8, 2009
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

One Market, Spear Tower Suite 2400 San Francisco, California 94105 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 9, 2009, members of senior management of PG&E Corporation and Pacific Gas and Electric Company (Utility) will attend Barclay Capital’s CEO Power/Energy Conference in New York City, at which they will meet individually with various investment professionals and make a webcast presentation using the materials attached hereto as Exhibit 99.  These materials also will be used for meetings with various investment professionals on September 10 and 11, 2009.  These materials will be posted on the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.  The information included in Exhibit 99 is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	PG&E Corporation materials to be used during the Barclay’s Capital CEO Energy/Power Conference on September 9, 2009 and for meetings with various investment professionals on September 10 and 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: September 8, 2009	By:	STEPHEN J. CAIRNS
Stephen J. Cairns Vice President, Controller

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 8, 2009	By:	STEPHEN J. CAIRNS
Stephen J. Cairns Vice President, Controller

EXHIBIT INDEX

No.	Description of Exhibit

Exhibit 99	PG&E Corporation materials to be used during the Barclay’s Capital CEO Energy/Power Conference on September 9, 2009 and for meetings with various investment professionals on September 10 and 11, 2009.